UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8170 Maple Lawn Boulevard, Suite 180

Fulton, MD 20759

(Address of Principal Executive Offices) (Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 20, 2014, Colfax Corporation (the “Company”) issued and sold 9,200,000 shares of its common stock, par value $0.001 per share (the “Shares”) at a public offering price of $68.75 per share, pursuant to an underwriting agreement, dated February 13, 2014 (the “Underwriting Agreement”), among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters listed on Schedule A thereto. The Shares sold by the Company include Shares sold pursuant to the underwriters’ full exercise of their option to purchase additional Shares. The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-179650) (the “Registration Statement”). In connection with the offering of the Shares, the Company’s executive officers, directors and certain significant stockholders have entered into 90-day lock-up agreements in substantially the form attached to the Underwriting Agreement. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this report.

The opinion of Gibson, Dunn & Crutcher LLP, relating to the validity of the Shares offered and sold pursuant to the Underwriting Agreement, is filed as Exhibit 5.1 to this report. The Company is filing the Underwriting Agreement and the opinion as exhibits to this report for the purpose of incorporating them as exhibits to the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated February 13, 2014, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters listed on Schedule A thereto.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Colfax Corporation

	By:	/s/ C. Scott Brannan
C. Scott Brannan
Senior Vice President, Finance and Chief Financial Officer
Date: February 20, 2014

EXHIBIT INDEX

1.1	Underwriting Agreement, dated February 13, 2014, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters listed on Schedule A thereto.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).